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                                                                    Exhibit 23.1



                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
ICG Communications, Inc.:


We consent to use of our reports incorporated herein by reference.

Our reports refer to a change in the method of accounting for long-term telecom services contracts during the year ended September 30, 1996.


                           /s/ KPMG Peat Marwick LLP

                             KPMG Peat Marwick LLP

Denver, Colorado
June 10, 1998